                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20479


                              -------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934






               Date of Report (Date of earliest event reported):
               -------------------------------------------------
                                  May 22, 1996
                                  ------------





                          NWCG Holdings Corporation
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             (Exact name of registrant as specified in its charter)




   Delaware                         33-82274                    13-3771996
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(State or other                   (Commission)               (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


 3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia  30339
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(Address of principal executive offices)                (Zip Code)



                               (770) 955-0045
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             Registrant's telephone number, including area code


                               Not Applicable
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        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        New World Television Incorporated ("NWT"), a Delaware corporation and a wholly owned subsidiary of New World Communications Group Incorporated ("NWCG"), NW Communications of San Diego Inc., a Delaware corporation and a wholly owned subsidiary of NWT ("NWCSD"), and KNSD License, Inc., a Delaware corporation and a wholly owned subsidiary of NWCSD (together with NWCSD, the "KNSD Sellers"), and National Broadcasting Company, Inc. ("NBC") have entered into an Asset Purchase Agreement dated May 22, 1996 (the "KNSD Asset Purchase Agreement") pursuant to which NBC has agreed to purchase, and the KNSD Sellers have agreed to sell, upon the terms and subject to the conditions set forth in the KNSD Asset Purchase Agreement, substantially all of the assets of the KNSD Sellers related to the ownership and operation of television station KNSD, Channel 39, San Diego, California ("KNSD") for a purchase price of $225 million, subject to adjustment based on Net Working Capital (defined in the KNSD Asset Purchase Agreement) as of the closing of such transaction.

        NWC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of NWCG ("NWCAC"), New World WVTM Communications of Alabama, Inc., an Alabama corporation and a wholly owned subsidiary of NWCAC ("WVTM Communications"), WVTM Television, Inc., a Nevada corporation and a wholly owned subsidiary of WVTM Communications ("WVTM Television"), and WVTM License, Inc., a Nevada corporation and a wholly owned subsidiary of WVTM Communications (together with WVTM Communications and WVTM Television, the "WVTM Sellers"), and NBC have entered into an Asset Purchase Agreement dated May 22, 1996 (the "WVTM Asset Purchase Agreement" and, together with the KNSD Asset Purchase Agreement, the "Asset Purchase Agreements") pursuant to which NBC has agreed to purchase, and the WVTM Sellers have agreed to sell, upon the terms and subject to the conditions set forth in the WVTM Asset Purchase Agreement, substantially all of the assets of the WVTM Sellers related to the ownership and operation of television station WVTM, Channel 13, Birmingham, Alabama ("WVTM") for a purchase price of $200 million, subject to adjustment based on Net Working Capital (as defined in the WVTM Asset Purchase Agreement) as of the closing of such transaction.

        The transactions contemplated by the Asset Purchase Agreements are subject to various closing conditions, including regulatory approvals. Copies of the Asset Purchase Agreements are filed as exhibits hereto and are incorporated herein by reference.

        On May 22, 1996, NWCG issued a press release announcing the transactions contemplated by the Asset Purchase Agreements, which is filed herewith as an exhibit and incorporated herein by reference.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following items are filed with this report:


EXHIBIT NO.         DESCRIPTION
99.1                Asset Purchase Agreement dated May 22, 1996 by and among
                    New World Television Incorporated, NW Communications of
                    San Diego, Inc., KNSD License, Inc. and National
                    Broadcasting Company, Inc.  (1)

99.2                Asset Purchase Agreement dated May 22, 1996 by and among
                    NWC Acquisition Corporation, New World WVTM Communications
                    of Alabama, Inc., WVTM Television, Inc., WVTM License, Inc.
                    and National Broadcasting Company, Inc.  (1)

99.3                Press Release dated May 22, 1996 issued by New World
                    Communications Group Incorporated.  (1)


______________________

(1) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NWCG Holdings Corporation



Date:  June 3, 1996                     By: /s/ Joseph P. Page

                                        Name:   Joseph P. Page
                                        Title:  Vice President and
                                                   Chief Financial Officer




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